EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD REPORTS SECOND QUARTER 2022 RESULTS
Gross Assets Under Management $8.0 Billion at Quarter End
Net Loss Attributable to Common Stockholders was $(3.5) Million
Adjusted EBITDA Increased 131% to $24.8 Million
Trailing 12-Month Adjusted EBITDA Through the Second Quarter was $71.8 Million
Adjusted Net Income Per Share Increased 89% to $2.21
Completed Acquisition of Chesapeake Hospitality
Entered into New $100 Million Corporate Financing Commitment
DALLAS, August 3, 2022 - Ashford Inc., an alternative asset management company with a portfolio of strategic operating businesses (NYSE American: AINC) (“Ashford” or the “Company”), today reported the following results and performance measures for the second quarter ended June 30, 2022. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2022, with the second quarter ended June 30, 2021 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
STRATEGIC OVERVIEW
•High-growth, fee-based business model
•Diversified platform of multiple fee generators
•Four paths to growth:
◦Recovery of the hospitality industry;
◦Increase assets under management (AUM);
◦Growth of third-party business; and
◦Acquisition or incubation of additional businesses
•Highly-aligned management team with superior long-term track record
•Leader in asset and investment management for the real estate & hospitality sectors
FINANCIAL AND OPERATING HIGHLIGHTS
•Net loss attributable to common stockholders for the quarter was $(3.5) million, or $(1.34) per diluted share. Adjusted net income for the quarter was $17.3 million, or $2.21 per diluted share, reflecting an 89% growth rate over the prior year quarter.
•Total revenue, excluding cost reimbursement revenue, for the quarter was $78.2 million, reflecting a 95% growth rate over the prior year quarter.
•Adjusted EBITDA for the quarter was $24.8 million, reflecting a 131% growth rate over the prior year quarter.
•Adjusted EBITDA on a trailing 12-month basis as of the end of the quarter was $71.8 million.
•At the end of the second quarter, the Company had approximately $8.0 billion of gross assets under management.

Ashford Reports Second Quarter Results

August 3, 2022

•At the end of the second quarter, the Company’s advised REITs had total net working capital of $848 million.
•During the quarter, the Company closed on a $100 million strategic corporate financing commitment.
•During the quarter, Remington Hotels acquired Chesapeake Hospitality to accelerate growth of its hotel management business.
•As of June 30, 2022, the Company had corporate cash of approximately $36.0 million.
ASHFORD SECURITIES UPDATE
The Company formed Ashford Securities as a dedicated capital raising platform to fund investment opportunities sponsored and asset-managed by Ashford. Ashford Securities currently has three offerings in the market, a non-traded preferred equity security for Braemar Hotels & Resorts (“Braemar”) (NYSE: BHR), a non-traded preferred equity security for Ashford Hospitality Trust (“Ashford Trust”) (NYSE: AHT), and, as part of the Company’s strategy to invest in areas outside of the hospitality industry, a growth-oriented private offering that will target investments in all types of commercial real estate in the state of Texas. To date, Ashford Securities has placed $178.1 million of Braemar’s non-traded preferred stock.
Longer term, the Company believes there is a substantial opportunity to offer differentiated alternative investment products through financial intermediaries to help investors further diversify their portfolios and grow the Company’s assets under management.
REMINGTON UPDATE
Remington’s high-margin, low-capex Hotel Management business continues to benefit from the recovery in the lodging industry and grow its third-party business. In the second quarter, Remington generated hotel management fee revenue of $13.4 million, Net Income Attributable to the Company of $4.4 million, and Adjusted EBITDA of $8.3 million. Second quarter Adjusted EBITDA growth was 141% over the prior year quarter.
During the quarter, Remington acquired privately held Chesapeake Hospitality, a premier third-party hotel management company. The strategic transaction is expected to increase the scale and scope of Remington’s hotel management business while expanding Remington’s geographic footprint to complementary Midwestern markets, including Pittsburgh, Milwaukee, Detroit, and St. Louis. Further, the acquisition adds several IHG Hotels & Resorts to its portfolio, as well as the 877-key Showboat Atlantic City, which is now the largest hotel in Remington’s portfolio. The combined company will operate under the Remington brand and will be focused on leveraging its enhanced scale to pursue profitable growth opportunities, including the continued expansion of hotel management business to third parties. This transaction also diversifies Remington’s client base away from Ashford’s advised REITs.
At the end of the second quarter, Remington managed 115 properties that were open and operating – 41 under third-party management agreements and 74 for Ashford Trust and Braemar – located in 27 states and Washington, D.C. across 23 brands, including 17 independent and boutique properties.
INSPIRE UPDATE
INSPIRE provides an integrated suite of audio visual services, including show and event services, hospitality services, creative services, and design and integration, making INSPIRE a leading single-source solution for its clients’ meeting and event needs. INSPIRE has seen its hospitality business come back very strongly as both corporate and social groups have been eager to gather. It has seen a similar recovery in its show services segment. During the second quarter of 2022, INSPIRE had revenue of $36.0 million,

Ashford Reports Second Quarter Results

August 3, 2022

Net Income Attributable to the Company of $4.4 million, and Adjusted EBITDA of $9.0 million. Second quarter revenue growth was 281% over the prior year quarter.
PREMIER UPDATE
Premier provides comprehensive and cost-effective architecture, design, development, and project management services. It also provides project oversight, coordination, planning, and execution of renovation, capital expenditure or ground-up development projects. Its operations are responsible for managing and implementing substantially all capital improvements at Ashford Trust and Braemar hotels. Additionally, it has extensive experience working with many of the major hotel brands in the areas of renovating, converting, developing or repositioning hotels. Similar to Remington, Premier has also made a concerted effort to grow its third-party business, and to date, Premier has signed 39 third-party engagements, totaling $11.8 million in fees. In the second quarter, Premier generated $4.7 million of design and construction fee revenue, Net Loss Attributable to the Company of $(2.9) million, and Adjusted EBITDA of $1.1 million.
RED HOSPITALITY & LEISURE UPDATE
RED Hospitality is a leading provider of watersports activities and other travel and transportation services in the U.S. Virgin Islands (“USVI”), Puerto Rico, Florida and Turks & Caicos. RED Hospitality has several potential avenues for future growth including opportunities to expand into other hotels at Ashford-advised REITs or non-Ashford hotels in the USVI, elsewhere in the Caribbean, and in the U.S. RED Hospitality has continued to benefit from the resurgence in leisure travel and the desire of consumers for unique and memorable experiences. In the second quarter, RED Hospitality generated $7.7 million of revenue, Net Income Attributable to the Company of $1.1 million, and $2.4 million of Adjusted EBITDA. Second quarter revenue growth was 12% over the prior year quarter.
FINANCIAL RESULTS
Net loss attributable to common stockholders for the quarter totaled $(3.5) million, or $(1.34) per diluted share. Adjusted net income for the quarter was $17.3 million, or $2.21 per diluted share.
For the quarter ended June 30, 2022, base advisory fee revenue was $11.8 million. The base advisory fee revenue in the second quarter was comprised of $8.6 million from Ashford Trust and $3.2 million from Braemar.
Adjusted EBITDA for the quarter was $24.8 million, reflecting a growth rate of 131% over the prior year quarter.
CAPITAL STRUCTURE
At the end of the second quarter of 2022, the Company had approximately $8.0 billion of gross assets under management from its advised platforms. The Company had corporate cash of $36.0 million and 7.6 million fully diluted shares. The Company’s fully diluted shares include 4.1 million common shares associated with its Series D convertible preferred stock. The Company had $99.0 million of loans at June 30, 2022, of which approximately $15,000 related to its joint venture partners’ share of such loans.
During the quarter, the Company closed on a $100 million strategic corporate financing. The new Corporate Term Loan (the “Loan”) has an initial term of five years with three, one-year extension options subject to the satisfaction of certain conditions and bears interest at a rate of LIBOR + 7.35%. At closing, the Company drew down $50 million on the Loan and has the option to draw the additional $50 million over the next 24 months. The Company currently has $70 million drawn on the Loan. The proceeds of the Loan were used to pay off the Company’s existing term loan and for general corporate purposes. Future proceeds will be used for general corporate purposes, including potential acquisitions.

Ashford Reports Second Quarter Results

August 3, 2022

During the quarter, the Company’s Board of Directors declared cash dividends for the Company’s Series D Convertible Preferred Stock (“Preferred Stock”) reflecting accrued and unpaid dividends for the quarters ending June 30, 2020 and December 31, 2020. The Company paid an aggregate cash dividend of $0.932 per share of Preferred Stock, representing approximately 50% of the accrued dividends. The Preferred Stock dividends were paid on April 15, 2022. The Company currently expects to pay the remaining accrued balance some time in 2023.
QUARTERLY HIGHLIGHTS FOR ADVISED PLATFORMS
ASHFORD TRUST HIGHLIGHTS
•Reported Adjusted EBITDAre of $96.4 million for the second quarter.
•Now has an effective registration statement for its Series J and Series K Redeemable Preferred Stock.
BRAEMAR HOTELS & RESORTS HIGHLIGHTS
•Reported Adjusted EBITDAre of $50.1 million for the second quarter.
•Second quarter RevPAR for Braemar was $314, which exceeded second quarter 2019 RevPAR by 28%.
•To date, Braemar has issued approximately $178 million of its non-traded preferred stock.
“Ashford delivered solid second quarter results, and we remain confident that the Ashford group of companies is well-positioned to capitalize on the recovery we continue to see in the hospitality industry,” commented Monty J. Bennett, Ashford’s Chairman and Chief Executive Officer. “Looking at our advised platforms, our REITs are well positioned and both generated significant positive cash flow in the second quarter. Braemar has the highest quality portfolio in the public markets, has been benefiting from its resort-heavy focus, and in the second quarter, started to see its urban hotels significantly ramp up as corporate transient and group demand came back strongly. Ashford Trust’s high-quality, geographically diverse portfolio is also benefitting from increased demand and notable rate increases in many key markets. I was also pleased to see Ashford Trust generate significant positive cash flow in the quarter. Looking ahead, we believe both of our advised REITs are poised for further growth in 2022 and beyond.”
Mr. Bennett continued, “Other areas of our business, like INSPIRE, are also benefitting from a strong increase in demand while Remington and Premier both realized solid growth in their third-party business. Additionally, Ashford Securities is ramping well and raising capital. We remain pleased with the continued strong performance in capital raising and are very excited about our first investment offering outside of the hospitality industry.” Mr. Bennett added, “Moving forward, we believe the lodging industry and our advised REITs are well-positioned for any potential weakness in economic conditions, and the demand trends that we are seeing continue to be strong. We’re excited about Remington Hotel’s recently completed acquisition of Chesapeake Hospitality and the strong growth in third-party business that resulted from that transaction. Additionally, the corporate financing that we closed during the quarter gives us access to attractive capital to continue to grow our platform and consider additional strategic bolt-on acquisitions. With our talented and dedicated management team, I am excited about the future prospects for our Company.”
INVESTOR CONFERENCE CALL AND SIMULCAST
The Company will conduct a conference call on Thursday, August 4, 2022, at 12:00 p.m. ET. The number to call for this interactive teleconference is (201) 689-8263. A replay of the conference call will be available through Thursday, August 11, 2022, by dialing (412) 317-6671 and entering the confirmation number, 13730711.

Ashford Reports Second Quarter Results

August 3, 2022

The Company will also provide an online simulcast and rebroadcast of its second quarter 2022 earnings release conference call. The live broadcast of the Company’s quarterly conference call will be available online at the Company’s website, www.ashfordinc.com on Thursday, August 4, 2022, beginning at 12:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
Included in this press release are certain supplemental measures of performance, which are not measures of operating performance under GAAP, to assist investors in evaluating the Company’s historical or future financial performance. These supplemental measures include adjusted earnings before interest, tax, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Income. We believe that Adjusted EBITDA and Adjusted Net Income provide investors and management with a meaningful indicator of operating performance. Management also uses Adjusted EBITDA and Adjusted Net Income, among other measures, to evaluate profitability. We calculate Adjusted EBITDA by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to noncontrolling interests, transaction costs, and other expenses. We calculate Adjusted Net Income by subtracting or adding to net income (loss): net income (loss) to noncontrolling interests, transaction costs, and other expenses. Our methodology for calculating Adjusted EBITDA and Adjusted Net Income may differ from the methodologies used by other comparable companies, when calculating the same or similar supplemental financial measures and may not be comparable with these companies. Neither Adjusted EBITDA nor Adjusted Net Income represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to (a) GAAP net income (loss) as an indication of our financial performance or (b) GAAP cash flows from operating activities as a measure of our liquidity nor are such measures indicative of funds available to satisfy our cash needs. The Company urges investors to carefully review the U.S. GAAP financial information as shown in our periodic reports on Form 10-Q and Form 10-K, as amended and our Current Reports on Form 8-K.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities.  Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Ashford is an alternative asset management company with a portfolio of strategic operating businesses that provides global asset management, investment management and related services to the real estate and hospitality sectors.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Inc.’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, including one or more possible recurrences of COVID-19 case surges that would cause state and local governments to reinstate travel restrictions and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to maintain compliance with NYSE American LLC continued listing standards; our ability to regain Form S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.

Ashford Reports Second Quarter Results

August 3, 2022

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share and per share amounts)

	June 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$48,422	$37,571
Restricted cash	38,238	34,878
Restricted investment	334	576
Accounts receivable, net	16,535	10,502
Due from affiliates	397	165
Due from Ashford Trust	5,033	2,575
Due from Braemar	3,810	1,144
Inventories	1,812	1,555
Prepaid expenses and other	5,266	9,490
Total current assets	119,847	98,456
Investments in unconsolidated entities	4,088	3,581
Property and equipment, net	81,154	83,566
Operating lease right-of-use assets	25,437	26,975
Goodwill	58,602	56,622
Intangible assets, net	239,551	244,726
Other assets, net	531	870
Total assets	$529,210	$514,796
LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	$38,167	$39,897
Dividends payable	26,593	34,574
Due to affiliates	103	—
Deferred income	406	2,937
Notes payable, net	4,688	6,725
Finance lease liabilities	2,424	1,065
Operating lease liabilities	3,760	3,628
Other liabilities	29,275	25,899
Total current liabilities	105,416	114,725
Deferred income	8,274	7,968
Deferred tax liability, net	30,643	32,848
Deferred compensation plan	2,838	3,326
Notes payable, net	89,674	52,669
Finance lease liabilities	42,189	43,479
Operating lease liabilities	21,800	23,477
Other liabilities	1,670	—
Total liabilities	302,504	278,492

MEZZANINE EQUITY
Series D Convertible Preferred Stock, $0.001 par value, 19,120,000 shares issued and outstanding as of June 30, 2022 and December 31, 2021	478,000	478,000
Redeemable noncontrolling interests	1,509	69
EQUITY (DEFICIT)
Common stock, 100,000,000 shares authorized, $0.001 par value, 3,182,033 and 3,072,688 shares issued and 3,115,816 and 3,023,002 shares outstanding at June 30, 2022 and December 31, 2021, respectively	3	3
Additional paid-in capital	295,461	294,395
Accumulated deficit	(547,602)	(534,999)
Accumulated other comprehensive income (loss)	(257)	(1,206)
Treasury stock, at cost, 66,217 and 49,686 shares at June 30, 2022 and December 31, 2021, respectively	(867)	(596)
Total equity (deficit) of the Company	(253,262)	(242,403)
Noncontrolling interests in consolidated entities	459	638
Total equity (deficit)	(252,803)	(241,765)
Total liabilities and equity (deficit)	$529,210	$514,796

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
REVENUE
Advisory services fees:
Base advisory fees	$11,839	$9,932	$23,513	$19,731
Other advisory revenue	130	130	258	258
Hotel management fees:
Base management fees	9,484	5,308	15,658	9,165
Incentive management fees	2,867	1,207	3,871	1,822
Other management fees	1,069	—	1,069	—
Design and construction fees	4,738	1,867	9,262	3,409
Audio visual	35,977	9,451	60,942	13,062
Other	12,072	12,166	23,511	22,795
Cost reimbursement revenue	89,277	45,351	163,328	77,538
Total revenues	167,453	85,412	301,412	147,780
EXPENSES
Salaries and benefits	16,086	16,541	32,232	31,079
Stock/unit-based compensation	920	1,377	1,670	2,740
Cost of revenues for design and construction	2,206	1,022	4,116	1,780
Cost of revenues for audio visual	23,279	6,872	41,158	11,258
Depreciation and amortization	8,019	8,259	15,644	16,398
General and administrative	9,770	6,065	17,082	11,208
Other	5,669	5,059	11,136	8,670
Reimbursed expenses	89,181	45,217	163,089	77,332
Total operating expenses	155,130	90,412	286,127	160,465
OPERATING INCOME (LOSS)	12,323	(5,000)	15,285	(12,685)
Equity in earnings (loss) of unconsolidated entities	67	(58)	257	(172)
Interest expense	(2,536)	(1,288)	(3,815)	(2,555)
Amortization of loan costs	(232)	(45)	(305)	(131)
Interest income	38	72	119	135
Realized gain (loss) on investments	—	(179)	(71)	(373)
Other income (expense)	(259)	(172)	(112)	(285)
INCOME (LOSS) BEFORE INCOME TAXES	9,401	(6,670)	11,358	(16,066)
Income tax (expense) benefit	(4,076)	697	(5,354)	1,648
NET INCOME (LOSS)	5,325	(5,973)	6,004	(14,418)
(Income) loss from consolidated entities attributable to noncontrolling interests	298	234	558	329
Net (income) loss attributable to redeemable noncontrolling interests	(141)	19	(132)	195
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	5,482	(5,720)	6,430	(13,894)
Preferred dividends, declared and undeclared	(9,020)	(8,633)	(18,393)	(17,239)
Amortization of preferred stock discount	—	(311)	—	(627)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(3,538)	$(14,664)	$(11,963)	$(31,760)

INCOME (LOSS) PER SHARE - BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(1.21)	$(5.31)	$(4.11)	$(11.66)
Weighted average common shares outstanding - basic	2,913	2,764	2,908	2,724
Diluted:
Net income (loss) attributable to common stockholders	$(1.34)	$(5.31)	$(4.15)	$(11.66)
Weighted average common shares outstanding - diluted	3,109	2,764	3,006	2,724

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Net income (loss)	$5,325	$(5,973)	$6,004	$(14,418)
(Income) loss from consolidated entities attributable to noncontrolling interests	298	234	558	329
Net (income) loss attributable to redeemable noncontrolling interests	(141)	19	(132)	195
Net income (loss) attributable to the company	5,482	(5,720)	6,430	(13,894)
Interest expense	2,537	1,290	3,816	2,557
Amortization of loan costs	232	45	305	136
Depreciation and amortization	9,297	9,574	18,179	19,048
Income tax expense (benefit)	4,076	(697)	5,354	(1,648)
Net income (loss) attributable to unitholders redeemable noncontrolling interests	141	(19)	132	(43)
EBITDA	21,765	4,473	34,216	6,156
Deferred compensation plans	(600)	2,743	(489)	2,801
Stock/unit-based compensation	920	1,548	1,751	3,181
Change in contingent consideration fair value	—	—	—	22
Transaction costs	1,339	1,017	1,868	1,492
Loss on disposal of assets	10	315	764	1,166
Reimbursed software costs, net	(94)	(108)	(237)	(207)
Legal, advisory and settlement costs	625	557	672	852
Severance and executive recruiting costs	368	169	728	692
Amortization of hotel signing fees and lock subsidies	185	124	337	242
Other (gain) loss	291	(112)	129	(76)
Adjusted EBITDA	$24,809	$10,726	$39,739	$16,321

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Net income (loss)	$5,325	$(5,973)	$6,004	$(14,418)
(Income) loss from consolidated entities attributable to noncontrolling interests	298	234	558	329
Net (income) loss attributable to redeemable noncontrolling interests	(141)	19	(132)	195
Preferred dividends, declared and undeclared	(9,020)	(8,633)	(18,393)	(17,239)
Amortization of preferred stock discount	—	(311)	—	(627)
Net income (loss) attributable to common stockholders	(3,538)	(14,664)	(11,963)	(31,760)
Amortization of loan costs	232	45	305	136
Depreciation and amortization	9,297	9,574	18,179	19,048
Net income (loss) attributable to unitholders redeemable noncontrolling interests	141	(19)	132	(43)
Preferred dividends, declared and undeclared	9,020	8,633	18,393	17,239
Amortization of preferred stock discount	—	311	—	627
Deferred compensation plans	(600)	2,743	(489)	2,801
Stock/unit-based compensation	920	1,548	1,751	3,181
Change in contingent consideration fair value	—	—	—	22
Transaction costs	1,339	1,017	1,868	1,492
Loss on disposal of assets	10	315	764	1,166
Non-cash interest from finance lease	185	150	327	301
Reimbursed software costs, net	(94)	(108)	(237)	(207)
Legal, advisory and settlement costs	625	557	672	852
Severance and executive recruiting costs	368	169	728	692
Amortization of hotel signing fees and lock subsidies	185	124	337	242
Other (gain) loss	291	(112)	129	(76)
GAAP income tax expense (benefit)	4,076	(697)	5,354	(1,648)
Adjusted income tax (expense) benefit (1)	(5,152)	(900)	(7,768)	(556)
Adjusted net income available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$17,305	$8,686	$28,482	$13,509
Adjusted net income per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$2.21	$1.17	$3.71	$1.83
Weighted average diluted shares	7,820	7,430	7,674	7,384

Components of weighted average diluted shares
Common shares	2,913	2,764	2,908	2,724
Series D convertible preferred stock	4,218	4,246	4,216	4,227
Deferred compensation plan	203	198	202	198
Acquisition related shares	331	97	217	159
Restricted shares and units	155	125	131	76
Weighted average diluted shares	7,820	7,430	7,674	7,384

Reconciliation of income tax expense (benefit) to adjusted income tax (expense) benefit
GAAP income tax (expense) benefit excluding noncontrolling interests	$(4,076)	$697	$(5,354)	$1,648
Less deferred income tax (expense) benefit	1,076	1,597	2,414	2,204
Adjusted income tax (expense) benefit (1)	$(5,152)	$(900)	$(7,768)	$(556)
(1) Income tax expense (benefit) is adjusted to exclude the effects of deferred income tax expense (benefit) because current income tax expense (benefit) (i) provides a more accurate period-over-period comparison of the ongoing operating performance of our advisory and products and services businesses, and (ii) provides more useful information to investors regarding our economic performance. See Note 16 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Three Months Ended June 30, 2022				Three Months Ended June 30, 2021
	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services fees:
Base advisory fees - Trust	$8,612	$—	$—	$8,612	$7,254	$—	$—	$7,254
Base advisory fees - Braemar	3,227	—	—	3,227	2,678	—	—	2,678
Other advisory revenue - Braemar	130	—	—	130	130	—	—	130
Hotel management fees:
Base management fees	—	9,484	—	9,484	—	5,308	—	5,308
Incentive management fees	—	2,867	—	2,867	—	1,207	—	1,207
Other management fees	—	1,069	—	1,069	—	—	—	—
Design and construction fees	—	4,738	—	4,738	—	1,867	—	1,867
Audio visual	—	35,977	—	35,977	—	9,451	—	9,451
Other	—	12,072	—	12,072	16	12,150	—	12,166
Cost reimbursement revenue	7,252	79,774	2,251	89,277	6,667	38,131	553	45,351
Total revenues	19,221	145,981	2,251	167,453	16,745	68,114	553	85,412
EXPENSES
Salaries and benefits	—	9,736	6,950	16,686	—	6,754	7,044	13,798
Deferred compensation plans	—	19	(619)	(600)	—	—	2,743	2,743
Stock/unit-based compensation	—	78	842	920	—	194	1,183	1,377
Cost of audio visual revenues	—	23,279	—	23,279	—	6,872	—	6,872
Cost of design and construction revenues	—	2,206	—	2,206	—	1,022	—	1,022
Depreciation and amortization	852	7,102	65	8,019	1,084	6,982	193	8,259
General and administrative	—	6,529	3,241	9,770	—	3,699	2,366	6,065
Other	—	5,669	—	5,669	267	4,774	18	5,059
Reimbursed expenses	3,070	79,711	2,251	85,032	1,791	38,032	553	40,376
REIT stock/unit-based compensation	4,086	63	—	4,149	4,742	99	—	4,841
Total operating expenses	8,008	134,392	12,730	155,130	7,884	68,428	14,100	90,412
OPERATING INCOME (LOSS)	11,213	11,589	(10,479)	12,323	8,861	(314)	(13,547)	(5,000)
Other	—	(1,217)	(1,705)	(2,922)	—	(1,354)	(316)	(1,670)
INCOME (LOSS) BEFORE INCOME TAXES	11,213	10,372	(12,184)	9,401	8,861	(1,668)	(13,863)	(6,670)
Income tax (expense) benefit	(2,896)	(3,893)	2,713	(4,076)	(2,179)	(713)	3,589	697
NET INCOME (LOSS)	8,317	6,479	(9,471)	5,325	6,682	(2,381)	(10,274)	(5,973)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	298	—	298	—	234	—	234
Net (income) loss attributable to redeemable noncontrolling interests	—	—	(141)	(141)	—	—	19	19
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$8,317	$6,777	$(9,612)	$5,482	$6,682	$(2,147)	$(10,255)	$(5,720)
Interest expense	—	1,087	1,450	2,537	—	1,017	273	1,290
Amortization of loan costs	—	51	181	232	—	24	21	45
Depreciation and amortization	852	8,380	65	9,297	1,084	8,297	193	9,574
Income tax expense (benefit)	2,896	3,893	(2,713)	4,076	2,179	713	(3,589)	(697)
Net income (loss) attributable to unitholders redeemable noncontrolling interests	—	—	141	141	—	—	(19)	(19)
EBITDA	12,065	20,188	(10,488)	21,765	9,945	7,904	(13,376)	4,473
Deferred compensation plans	—	19	(619)	(600)	—	—	2,743	2,743
Stock/unit-based compensation	—	78	842	920	—	364	1,184	1,548
Transaction costs	—	771	568	1,339	—	348	669	1,017
Loss on disposal of assets	—	10	—	10	267	48	—	315
Reimbursed software costs, net	(94)	—	—	(94)	(108)	—	—	(108)
Legal, advisory and settlement costs	—	9	616	625	—	247	310	557
Severance and executive recruiting costs	—	78	290	368	—	17	152	169
Amortization of hotel signing fees and lock subsidies	—	185	—	185	—	124	—	124
Other (gain) loss	—	204	87	291	—	(137)	25	(112)
Adjusted EBITDA	11,971	21,542	(8,704)	24,809	10,104	8,915	(8,293)	10,726
Interest expense	—	(1,087)	(1,450)	(2,537)	—	(1,017)	(273)	(1,290)
Non-cash interest from finance lease	—	185	—	185	—	150	—	150
Adjusted income tax (expense) benefit	(3,247)	(4,630)	2,725	(5,152)	(2,782)	(2,328)	4,210	(900)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$8,724	$16,010	$(7,429)	$17,305	$7,322	$5,720	$(4,356)	$8,686
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (1)	$1.12	$2.05	$(0.95)	$2.21	$0.99	$0.77	$(0.59)	$1.17
Weighted average diluted shares	7,820	7,820	7,820	7,820	7,430	7,430	7,430	7,430
(1) The sum of the adjusted net income (loss) per diluted share, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Six Months Ended June 30, 2022				Six Months Ended June 30, 2021
	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services fees:
Base advisory fees - Trust	$17,347	$—	$—	$17,347	$14,508	$—	$—	$14,508
Base advisory fees - Braemar	6,166	—	—	6,166	5,223	—	—	5,223
Other advisory revenue - Braemar	258	—	—	258	258	—	—	258
Hotel management fees:
Base management fees	—	15,658	—	15,658	—	9,165	—	9,165
Incentive management fees	—	3,871	—	3,871	—	1,822	—	1,822
Other management fees	—	1,069	—	1,069	—	—	—	—
Design and construction fees	—	9,262	—	9,262	—	3,409	—	3,409
Audio visual	—	60,942	—	60,942	—	13,062	—	13,062
Other	15	23,496	—	23,511	33	22,762	—	22,795
Cost reimbursement revenue	14,828	144,687	3,813	163,328	11,791	64,850	897	77,538
Total revenues	38,614	258,985	3,813	301,412	31,813	115,070	897	147,780
EXPENSES
Salaries and benefits	—	17,686	15,035	32,721	—	12,529	15,749	28,278
Deferred compensation plans	—	36	(525)	(489)	—	—	2,801	2,801
Stock/unit-based compensation	—	177	1,493	1,670	—	358	2,382	2,740
Cost of audio visual revenues	—	41,158	—	41,158	—	11,258	—	11,258
Cost of design and construction revenues	—	4,116	—	4,116	—	1,780	—	1,780
Depreciation and amortization	1,705	13,669	270	15,644	2,073	13,960	365	16,398
General and administrative	—	11,735	5,347	17,082	—	6,904	4,304	11,208
Other	706	10,400	30	11,136	619	8,033	18	8,670
Reimbursed expenses	6,263	144,535	3,813	154,611	3,621	64,636	897	69,154
REIT stock/unit-based compensation	8,326	152	—	8,478	7,964	214	—	8,178
Total operating expenses	17,000	243,664	25,463	286,127	14,277	119,672	26,516	160,465
OPERATING INCOME (LOSS)	21,614	15,321	(21,650)	15,285	17,536	(4,602)	(25,619)	(12,685)
Other	—	(1,948)	(1,979)	(3,927)	—	(2,725)	(656)	(3,381)
INCOME (LOSS) BEFORE INCOME TAXES	21,614	13,373	(23,629)	11,358	17,536	(7,327)	(26,275)	(16,066)
Income tax (expense) benefit	(5,347)	(5,576)	5,569	(5,354)	(4,133)	(475)	6,256	1,648
NET INCOME (LOSS)	16,267	7,797	(18,060)	6,004	13,403	(7,802)	(20,019)	(14,418)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	558	—	558	—	329	—	329
Net (income) loss attributable to redeemable noncontrolling interests	—	—	(132)	(132)	—	152	43	195
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$16,267	$8,355	$(18,192)	$6,430	13,403	(7,321)	(19,976)	(13,894)
Interest expense	—	2,116	1,700	3,816	—	1,991	566	2,557
Amortization of loan costs	—	102	203	305	—	61	75	136
Depreciation and amortization	1,705	16,204	270	18,179	2,073	16,610	365	19,048
Income tax expense (benefit)	5,347	5,576	(5,569)	5,354	4,133	475	(6,256)	(1,648)
Net income (loss) attributable to unitholders redeemable noncontrolling interests	—	—	132	132	—	—	(43)	(43)
EBITDA	23,319	32,353	(21,456)	34,216	19,609	11,816	(25,269)	6,156
Deferred compensation plans	—	36	(525)	(489)	—	—	2,801	2,801
Stock/unit-based compensation	—	258	1,493	1,751	—	714	2,467	3,181
Change in contingent consideration fair value	—	—	—	—	—	22	—	22
Transaction costs	—	1,095	773	1,868	—	372	1,120	1,492
Loss on disposal of assets	706	58	—	764	619	547	—	1,166
Reimbursed software costs, net	(237)	—	—	(237)	(207)	—	—	(207)
Legal, advisory and settlement costs	—	(84)	756	672	—	295	557	852
Severance and executive recruiting costs	—	131	597	728	—	87	605	692
Amortization of hotel signing fees and lock subsidies	—	337	—	337	—	242	—	242
Other (gain) loss	—	42	87	129	—	(110)	34	(76)
Adjusted EBITDA	23,788	34,226	(18,275)	39,739	20,021	13,985	(17,685)	16,321
Interest expense	—	(2,116)	(1,700)	(3,816)	—	(1,991)	(566)	(2,557)
Non-cash interest from finance lease	—	327	—	327	—	301	—	301
Adjusted income tax (expense) benefit	(6,230)	(7,445)	5,907	(7,768)	(5,446)	(3,137)	8,027	(556)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$17,558	$24,992	$(14,068)	$28,482	$14,575	$9,158	$(10,224)	$13,509
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (1)	$2.29	$3.26	$(1.83)	$3.71	$1.97	$1.24	$(1.38)	$1.83
Weighted average diluted shares	7,674	7,674	7,674	7,674	7,384	7,384	7,384	7,384
(1) The sum of the adjusted net income (loss) per diluted share, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended June 30, 2022
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$9,484	$—	$—	$—	$—	$—	$9,484
Incentive management fees	2,867	—	—	—	—	—	2,867
Other management fees	1,069	—	—	—	—	—	1,069
Design and construction fees	—	4,738	—	—	—	—	4,738
Audio visual	—	—	35,977	—	—	—	35,977
Other	—	—	—	7,684	413	3,975	12,072
Cost reimbursement revenue	77,379	2,347	39	9	—	—	79,774
Total revenues	90,799	7,085	36,016	7,693	413	3,975	145,981
EXPENSES
Salaries and benefits	4,779	540	2,896	660	628	233	9,736
Deferred compensation plans	—	—	—	19	—	—	19
Stock/unit-based compensation	40	15	19	4	—	—	78
Cost of audio visual revenues	—	—	23,279	—	—	—	23,279
Cost of design and construction revenues	—	2,206	—	—	—	—	2,206
Depreciation and amortization	3,123	2,974	472	214	2	317	7,102
General and administrative	1,118	960	2,241	1,278	654	278	6,529
Other	—	—	—	3,708	85	1,876	5,669
Reimbursed expenses	77,365	2,317	20	9	—	—	79,711
REIT stock/unit-based compensation	14	30	19	—	—	—	63
Total operating expenses	86,439	9,042	28,946	5,892	1,369	2,704	134,392
OPERATING INCOME (LOSS)	4,360	(1,957)	7,070	1,801	(956)	1,271	11,589
Other	(130)	—	(328)	(201)	4	(562)	(1,217)
INCOME (LOSS) BEFORE INCOME TAXES	4,230	(1,957)	6,742	1,600	(952)	709	10,372
Income tax (expense) benefit	138	(907)	(2,377)	(531)	—	(216)	(3,893)
NET INCOME (LOSS)	4,368	(2,864)	4,365	1,069	(952)	493	6,479
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	228	70	298
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$4,368	$(2,864)	$4,365	$1,069	$(724)	$563	$6,777
Interest expense	—	—	276	181	—	630	1,087
Amortization of loan costs	—	—	35	16	—	—	51
Depreciation and amortization	3,123	2,974	1,685	495	1	102	8,380
Income tax expense (benefit)	(138)	907	2,377	531	—	216	3,893
EBITDA	7,353	1,017	8,738	2,292	(723)	1,511	20,188
Deferred compensation plans	—	—	—	19	—	—	19
Stock/unit-based compensation	40	15	19	4	—	—	78
Transaction costs	692	—	18	61	—	—	771
Loss on disposal of assets	—	—	10	—	—	—	10
Legal, advisory and settlement costs	—	—	—	9	—	—	9
Severance and executive recruiting costs	17	61	—	—	—	—	78
Amortization of hotel signing fees and lock subsidies	—	—	192	—	(7)	—	185
Other (gain) loss	167	30	7	—	—	—	204
Adjusted EBITDA	8,269	1,123	8,984	2,385	(730)	1,511	21,542
Interest expense	—	—	(276)	(181)	—	(630)	(1,087)
Non-cash interest from finance lease	—	—	—	—	—	185	185
Adjusted income tax (expense) benefit	(1,766)	(286)	(1,882)	(433)	—	(263)	(4,630)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$6,503	$837	$6,826	$1,771	$(730)	$803	$16,010
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.83	$0.11	$0.87	$0.23	$(0.09)	$0.10	$2.05
Weighted average diluted shares	7,820	7,820	7,820	7,820	7,820	7,820	7,820
(1) Represents Pure Wellness, Lismore Capital and Marietta Leasehold L.P.
(2) The sum of the adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended June 30, 2021
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$5,308	$—	$—	$—	$—	$—	$5,308
Incentive management fees	1,207	—	—	—	—	—	1,207
Design and construction fees	—	1,867	—	—	—	—	1,867
Audio visual	—	—	9,451	—	—	—	9,451
Other	—	—	—	6,861	477	4,812	12,150
Cost reimbursement revenue	37,568	563	—	—	—	—	38,131
Total revenues	44,083	2,430	9,451	6,861	477	4,812	68,114
EXPENSES
Salaries and benefits	2,746	857	1,778	587	596	190	6,754
Stock/unit-based compensation	161	18	13	—	2	—	194
Cost of audio visual revenues	—	—	6,872	—	—	—	6,872
Cost of design and construction revenues	—	1,022	—	—	—	—	1,022
Depreciation and amortization	3,034	3,057	470	93	4	324	6,982
General and administrative	426	377	1,364	919	550	63	3,699
Other	—	—	—	3,293	166	1,315	4,774
Reimbursed expenses	37,516	516	—	—	—	—	38,032
REIT stock/unit-based compensation	52	47	—	—	—	—	99
Total operating expenses	43,935	5,894	10,497	4,892	1,318	1,892	68,428
OPERATING INCOME (LOSS)	148	(3,464)	(1,046)	1,969	(841)	2,920	(314)
Other	(260)	—	(211)	(319)	—	(564)	(1,354)
INCOME (LOSS) BEFORE INCOME TAXES	(112)	(3,464)	(1,257)	1,650	(841)	2,356	(1,668)
Income tax (expense) benefit	(400)	552	257	(534)	—	(588)	(713)
NET INCOME (LOSS)	(512)	(2,912)	(1,000)	1,116	(841)	1,768	(2,381)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	59	208	(33)	234
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$(512)	$(2,912)	$(1,000)	$1,175	$(633)	$1,735	$(2,147)
Interest expense	—	—	210	143	—	664	1,017
Amortization of loan costs	—	—	15	9	—	—	24
Depreciation and amortization	3,034	3,057	1,712	329	2	163	8,297
Income tax expense (benefit)	400	(552)	(257)	534	—	588	713
EBITDA	2,922	(407)	680	2,190	(631)	3,150	7,904
Stock/unit-based compensation	332	18	13	—	1	—	364
Transaction costs	154	—	—	194	—	—	348
Loss on disposal of assets	—	—	51	(3)	—	—	48
Legal, advisory and settlement costs	3	—	244	—	—	—	247
Severance and executive recruiting costs	16	—	—	—	1	—	17
Amortization of hotel signing fees and lock subsidies	—	—	116	—	8	—	124
Other (gain) loss	—	—	(136)	—	(1)	—	(137)
Adjusted EBITDA	3,427	(389)	968	2,381	(622)	3,150	8,915
Interest expense	—	—	(210)	(143)	—	(664)	(1,017)
Non-cash interest from finance lease	—	—	—	—	—	150	150
Adjusted income tax (expense) benefit	(1,075)	(277)	(3)	(271)	—	(702)	(2,328)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$2,352	$(666)	$755	$1,967	$(622)	$1,934	$5,720
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.32	$(0.09)	$0.10	$0.26	$(0.08)	$0.26	$0.77
Weighted average diluted shares	7,430	7,430	7,430	7,430	7,430	7,430	7,430
(1) Represents Pure Wellness, Lismore Capital, Marietta Leasehold L.P.
(2) The sum of the adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Six Months Ended June 30, 2022
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$15,658	$—	$—	$—	$—	$—	$15,658
Incentive management fees	3,871	—	—	—	—	—	3,871
Other management fees	1,069	—	—	—	—	—	1,069
Design and construction fees	—	9,262	—	—	—	—	9,262
Audio visual	—	—	60,942	—	—	—	60,942
Other	181	—	—	13,729	791	8,795	23,496
Cost reimbursement revenue	140,527	4,049	96	9	4	2	144,687
Total revenues	161,306	13,311	61,038	13,738	795	8,797	258,985
EXPENSES
Salaries and benefits	8,267	990	5,353	1,336	1,313	427	17,686
Deferred compensation plans	—	—	—	36	—	—	36
Stock/unit-based compensation	100	32	37	8	—	—	177
Cost of audio visual revenues	—	—	41,158	—	—	—	41,158
Cost of design and construction revenues	—	4,116	—	—	—	—	4,116
Depreciation and amortization	5,819	5,936	940	326	6	642	13,669
General and administrative	1,878	1,578	4,258	2,379	1,202	440	11,735
Other	—	—	—	6,979	147	3,274	10,400
Reimbursed expenses	140,475	3,987	58	9	4	2	144,535
REIT stock/unit-based compensation	52	62	38	—	—	—	152
Total operating expenses	156,591	16,701	51,842	11,073	2,672	4,785	243,664
OPERATING INCOME (LOSS)	4,715	(3,390)	9,196	2,665	(1,877)	4,012	15,321
Other	36	—	(589)	(413)	4	(986)	(1,948)
INCOME (LOSS) BEFORE INCOME TAXES	4,751	(3,390)	8,607	2,252	(1,873)	3,026	13,373
Income tax (expense) benefit	5	(566)	(3,371)	(872)	—	(772)	(5,576)
NET INCOME (LOSS)	4,756	(3,956)	5,236	1,380	(1,873)	2,254	7,797
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	454	104	558
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$4,756	$(3,956)	$5,236	$1,380	$(1,419)	$2,358	$8,355
Interest expense	—	—	516	340	—	1,260	2,116
Amortization of loan costs	—	—	70	32	—	—	102
Depreciation and amortization	5,819	5,936	3,364	893	4	188	16,204
Income tax expense (benefit)	(5)	566	3,371	872	—	772	5,576
EBITDA	10,570	2,546	12,557	3,517	(1,415)	4,578	32,353
Deferred compensation plans	—	—	—	36	—	—	36
Stock/unit-based compensation	181	32	37	8	—	—	258
Transaction costs	942	—	44	109	—	—	1,095
Loss on disposal of assets	—	—	10	—	48	—	58
Legal, advisory and settlement costs	5	—	(98)	9	—	—	(84)
Severance and executive recruiting costs	34	77	19	—	1	—	131
Amortization of hotel signing fees and lock subsidies	—	—	337	—	—	—	337
Other (gain) loss	(13)	57	(2)	—	—	—	42
Adjusted EBITDA	11,719	2,712	12,904	3,679	(1,366)	4,578	34,226
Interest expense	—	—	(516)	(340)	—	(1,260)	(2,116)
Non-cash interest from finance lease	—	—	—	—	—	327	327
Adjusted income tax (expense) benefit	(2,443)	(667)	(2,827)	(687)	—	(821)	(7,445)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$9,276	$2,045	$9,561	$2,652	$(1,366)	$2,824	$24,992
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$1.21	$0.27	$1.25	$0.35	$(0.18)	$0.37	$3.26
Weighted average diluted shares	7,674	7,674	7,674	7,674	7,674	7,674	7,674
(1) Represents Pure Wellness, Lismore Capital and Marietta Leasehold L.P.
(2) The sum of the adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Six Months Ended June 30, 2021
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$9,165	$—	$—	$—	$—	$—	$9,165
Incentive management fees	1,822	—	—	—	—	—	1,822
Design and construction fees	—	3,409	—	—	—	—	3,409
Audio visual	—	—	13,062	—	—	—	13,062
Other	20	—	—	11,422	931	10,389	22,762
Cost reimbursement revenue	63,885	965	—	—	—	—	64,850
Total revenues	74,892	4,374	13,062	11,422	931	10,389	115,070
EXPENSES
Salaries and benefits	5,437	1,455	3,022	1,047	1,194	374	12,529
Stock/unit-based compensation	291	33	28	1	5	—	358
Cost of audio visual revenues	—	—	11,258	—	—	—	11,258
Cost of design and construction revenues	—	1,780	—	—	—	—	1,780
Depreciation and amortization	6,068	6,113	937	185	8	649	13,960
General and administrative	894	685	2,515	1,667	1,062	81	6,904
Other	—	—	22	5,630	300	2,081	8,033
Reimbursed expenses	63,752	884	—	—	—	—	64,636
REIT stock/unit-based compensation	133	81	—	—	—	—	214
Total operating expenses	76,575	11,031	17,782	8,530	2,569	3,185	119,672
OPERATING INCOME (LOSS)	(1,683)	(6,657)	(4,720)	2,892	(1,638)	7,204	(4,602)
Other	(393)	—	(564)	(475)	(1)	(1,292)	(2,725)
INCOME (LOSS) BEFORE INCOME TAXES	(2,076)	(6,657)	(5,284)	2,417	(1,639)	5,912	(7,327)
Income tax (expense) benefit	(663)	1,320	1,077	(794)	—	(1,415)	(475)
NET INCOME (LOSS)	(2,739)	(5,337)	(4,207)	1,623	(1,639)	4,497	(7,802)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	(38)	411	(44)	329
Net (income) loss attributable to redeemable noncontrolling interests	—	—	—	—	152	—	152
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$(2,739)	$(5,337)	$(4,207)	$1,585	$(1,076)	$4,453	$(7,321)
Interest expense	—	—	413	294	—	1,284	1,991
Amortization of loan costs	—	—	44	17	—	—	61
Depreciation and amortization	6,068	6,113	3,438	633	4	354	16,610
Income tax expense (benefit)	663	(1,320)	(1,077)	794	—	1,415	475
EBITDA	3,992	(544)	(1,389)	3,323	(1,072)	7,506	11,816
Stock/unit-based compensation	650	33	28	—	3	—	714
Change in contingent consideration fair value	—	—	22	—	—	—	22
Transaction costs	159	—	—	213	—	—	372
Loss on disposal of assets	—	—	573	(26)	—	—	547
Legal, advisory and settlement costs	25	—	270	—	—	—	295
Severance and executive recruiting costs	61	—	—	—	26	—	87
Amortization of hotel signing fees and lock subsidies	—	—	227	—	15	—	242
Other (gain) loss	—	—	(109)	—	(1)	—	(110)
Adjusted EBITDA	4,887	(511)	(378)	3,510	(1,029)	7,506	13,985
Interest expense	—	—	(413)	(294)	—	(1,284)	(1,991)
Non-cash interest from finance lease	—	—	—	—	—	301	301
Adjusted income tax (expense) benefit	(590)	(277)	(140)	(371)	—	(1,759)	(3,137)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$4,297	$(788)	$(931)	$2,845	$(1,029)	$4,764	$9,158
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.58	$(0.11)	$(0.13)	$0.39	$(0.14)	$0.65	$1.24
Weighted average diluted shares	7,384	7,384	7,384	7,384	7,384	7,384	7,384
(1) Represents Pure Wellness, Lismore Capital and Marietta Leasehold L.P.
(2) The sum of the adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	2022	2022	2021	2021	June 30, 2022
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Net income (loss)	$5,325	$679	$3,956	$(356)	$9,604
(Income) loss from consolidated entities attributable to noncontrolling interests	298	260	169	180	907
Net (income) loss attributable to redeemable noncontrolling interests	(141)	9	7	13	(112)
Net income (loss) attributable to the company	5,482	948	4,132	(163)	10,399
Interest expense	2,537	1,279	1,303	1,324	6,443
Amortization of loan costs	232	73	113	78	496
Depreciation and amortization	9,297	8,882	9,263	9,298	36,740
Income tax expense (benefit)	4,076	1,278	1,388	98	6,840
Net income (loss) attributable to unitholders redeemable noncontrolling interests	141	(9)	(7)	(13)	112
EBITDA	21,765	12,451	16,192	10,622	61,030
Deferred compensation plans	(600)	111	481	(1,611)	(1,619)
Stock/unit-based compensation	920	831	897	860	3,508
Transaction costs	1,339	529	1,187	745	3,800
Loss on disposal of assets	10	754	272	157	1,193
Reimbursed software costs, net	(94)	(143)	(187)	(113)	(537)
Legal, advisory and settlement costs	625	47	168	800	1,640
Severance and executive recruiting costs	368	360	285	340	1,353
Amortization of hotel signing fees and lock subsidies	185	152	141	135	613
Other (gain) loss	291	(162)	52	(529)	(348)
Impairment	—	—	—	1,160	1,160
Adjusted EBITDA	$24,809	$14,930	$19,488	$12,566	$71,793